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                                                                    Exhibit 99.1
                                                                    ------------

SLIDE 1:  EPRESENCE
-------------------

ePresence, Inc.

(NASDAQ:  EPRE)
SG COWEN FALL TECHNOLOGY CONFERENCE

September 2001

SLIDE 2:  SAFE HARBOR STATEMENT
-------------------------------

Any statement made in this presentation that is not a statement of historical fact is a forward-looking statement and is subject to differ materially from actual results based on various important factors, including, without limitation, the current economic slowdown, the impact of the Company's strategic initiatives to grow its business while reducing costs, market acceptance of the ePresence name and the identification of the name with the Company's business, the Company's ability to enter and manage strategic alliances, the success of its alliance with Microsoft, difficulties faced in international operations, the Company's ability to leverage available resources to acquire complementary businesses, the Company's ability to integrate and assimilate acquisitions, increased competition, acceptance of the Company's solutions in the marketplace, the success of the Company's sales and marketing efforts, the Company's ability to attract and retain qualified personnel, the success of the Company's stock repurchase program and volatility of securities markets including fluctuations in the value of Switchboard Incorporated securities held by ePresence. For further information on these and other risks, uncertainties, and factors, please review the Company's Form 10-K for 2000, filed with the SEC on April 2, 2001 and Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, filed with the SEC on May 15, 2001 and August 14, 2001, respectively. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.


SLIDE 3: INVESTMENT HIGHLIGHTS
------------------------------

 .    Technology services company with unique market position
 .    High ROI based solutions
 .    Fortune 1000 client base
 .    Industry leading partners
 .    $65 million in cash and $40 million in Switchboard securities with no debt


SLIDE 4: AGENDA
---------------
 .    Our Business
 .    Market Opportunity
 .    Operating Highlights


SLIDE 5:  OUR BUSINESS
----------------------

"ePresence delivers directory-based solutions that increase revenues, improve customer service and reduce costs for our clients"

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SLIDE 6:  COMPANY PROFILE
-------------------------

 .  Focused on delivering high impact, high ROI solutions which enable the reengineering of key business processes
 . Expertise in the design and implementation of directory-based IT infrastructures and the development and integration of applications and enterprise portals
 .  "FastCycle/sm/" Methodology
 .  Industry leading partners complemented by direct sales force
 .  Fortune 1000 client base
 .  300+ professionals
 .  Major Delivery Locations

          .  Boston                   .  Dallas              .  Ottawa
          .  New York/New Jersey      .  San Francisco       .  London
          .  Washington DC            .  Los Angeles         .  Munich


SLIDE 7:  SELECT CLIENTS
------------------------

FINANCIAL SERVICES                   PHARMACEUTICALS/HEALTH CARE
------------------                   ---------------------------
Brown Brothers Harriman              BlueCross BlueShield of Florida
Cohen & Steers Capital Management    Bristol-Meyers Squibb
Defined Assets Consortium            Immunex
Fiduciary Trust                      Johnson & Johnson
Lloyds                               Major, Inc.
Merrill Lynch                        Merck
Morgan Stanley                       Millenium Pharmaceuticals
MetLife                              Pfizer
Nationwide Building Society          Saint Barnabas Health Care System
Royal Bank of Canada                 Sanofi-Synthelabo
State of California Insurance Fund
State Street Bank
The Hartford

TELECOMMUNICATIONS                   COMMERCIAL
------------------                   ----------
AT&T                                 ADP
Avaya                                Canadian Department of National Defense
Cingular                             CBS
GTE                                  Chevron
Lucent Technologies                  Stop & Shop
Verizon                              Sony
                                     The Turner Corporation
                                     Underwriters Laboratory

SLIDE 8:  TECHNOLOGY FOCUS
--------------------------
Directory:  The "Linchpin" of e-Business

[The graphic depicts the "Corporate Assets" heading over a box on the left of the slide containing the words "Applications" "Policies" and "Data". This box is linked by a double-ended arrow to two concentric circles in the center of the slide with the words "Security" and "DIRECTORY" centered within the circles with the heading "e-Infrastructure" over such circles. Below the circles in the

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center of the slide are the words "Personal" "Secure" "Scalable" and
"Flexible" with check-marks next to each word. The circles are linked by double-ended arrows to a box on the right of the slide with the four words "Partners" "Customers" "Suppliers" and "Employees" contained therein with the heading "Value Chain" over this box.]


SLIDE 9: REENGINEERING SOLUTIONS
---------------------------------

[The graphic depicts the heading "Value Chain Optimization" over two concentric circles in the center of the slide with the words "Security" and "DIRECTORY" centered within the circles. The circles are linked to the four words "Corporate Portals" "Content Management" "e-Provisioning" and "Mobil Users" around the circles by double-ended arrows.]


SLIDE 10:  PREMIER ALLIANCES
---------------------------

The Burton Group
iPlanet/TM/ - e-commerce solutions
Sun Microsystems/R/
Microsoft/R/
IBM/R/
Business Layers - Making People Productive from Day One/TM/
InfoImage/R/
Interwoven/R/
Vignette/TM/
Dell/R/


SLIDE 11: THE BURTON GROUP PROFILE
----------------------------------

 .  Industry leading directory strategy and research firm
 . Has relationships with approximately half the Fortune 100 . Conducts annual US and European "Catalyst" Conferences
   .  attended by 1000+ directory decision makers
   .  "i before e" 2001 conference theme
 .  Announced ePresence as preferred implementation partner


SLIDE 12:  SUN/TM/ ONE FRAMEWORK
--------------------------------

[The graphic depicts the "Sun ONE Software Product Portfolio" heading over a box containing the words "Service Creation & Assembly, Forte and iPlanet Tools" which is over another box containing the words "Applications & Web Services, Sun ONE Webtop, iPlanet Commerce Portfolio, iPlanet Communications Portfolio". Underneath this box is another box containing the words "Service Container, iPlanet Application Server, iPlanet Web Server, iPlanet Process Manager". To the left of these two boxes is a box that contains the words "Service Delivery, iPlanet Portal Server" which is linked by two arrows pointing left to the words "any device" to the left of the box. To the right of the "Applications and Web Services Box" and the "Service Container Box" is a box containing the words "Service Integration, iPlanet Integration Server, iPlanet ECXpert" which is linked by two arrows pointing right to the words "Back-end Systems" to the right of the box. Underneath the above boxes are two concentric boxes with the words "Identity and Policy, iPlanet unified User Management Portfolio" and "Platform, Solaris, Sun Cluster" centered within these boxes.]

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SLIDE 13:  MARKET OPPORTUNITY
-----------------------------
DIRECTORY SERVICE IMPLEMENTATIONS
---------------------------------

[Line Graph]
                                 [Approximate]
Adoption Rates and           Corporate Adoption
Emergent Applications      (Planned & Deployed) %   Year
---------------------      -----------------------  ----

    E-Mail Sync                      5%             1998
    White Pages                      6%             1998
    PKI                              8%             1998
    Web SSO                         10%             1999
    Client Management               12%             1999
    E-Provisioning                  22%             2000
    Roaming Users                   62%             2002
    Policy-Based Networking         82%             2003

(C) 2001 Giga Information Group

Slide 14:  Market Opportunity
------------------------------
2001 DIRECTORY SOFTWARE MARKET
(*estimated $320 million with 44% CAGR)

[Pie Graph]

Company                         Percentage
-------                         ----------

Novell MDS/eDirectory              45%
iPlanet Directory                  32%
Microsoft AD                        6%
Other:                             17%
 Siemens
 Oracle
 IBM
 Critical Path
 BT Syntegra

Source: Giga Information Group 2001

*Source: Radicati Group 2001

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SLIDE 15:  MARKET OPPORTUNITY
-----------------------------
2001 Metadirectory Software Market
(estimated $80 million with 50% CAGR)

[Pie Graph]

Company                         Percentage
-------                         ----------

Critical Path                      24%
iPlanet                            19%
Microsoft                          19%
Siemens                            17%
Syntegra                           15%
Other:                              6%
 IBM
 Novell
 MaXware
 Metamerge


Source: Giga Information Group 2001


Slide 16:  ePresence Industry Endorsements
------------------------------------------

"Best positioned emerging services firm to gain market share."  IDC - 2001

"One of the 20 service firms that matter."  IDC - 2001

"ePresence will continue to grow and succeed in the increasingly important area of directory-centric e-business personalization." Aberdeen Group - 2001

"ePresence offers our common customers the best of both companies - our unparalleled experience in the real-world deployment of directory based solutions." The Burton Group - 2001


SLIDE 17: CHEVRON CUSTOMER PROFILE
----------------------------------


 .  Business Overview:
     -Petroleum exploration, production, transportation, refining and retail marketing as well as chemical manufacturing and sales
 .  Business Goals:
     -Reduce cost of digital resource allocation for over 31,000 employees, vendors, and suppliers across 90 countries
     -Increase efficiency of digital resource allocation
     -Increase productivity through employee empowerment
     -Reduce help desk calls/e-mails
 .  ePresence Solution:
     -Implement a company-wide directory-based eProvisioning application with high-ROI that complements Chevron's infrastructure initiative to improve its e-business
 .  Business Impact:
     -Instantaneous digital resource allocation
     -Organizational cost and time savings
 .  Partners:
     -Business Layers
     -IBM


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Slide 18:  Fiduciary Trust Customer Profile
-------------------------------------------


 .  Business Overview:
     -Global investment management for individuals, families and institutions. . Business Goals:
    -Leverage Internet technology and update e-infrastructure to expand personalized client services including:
       -secure online account management
       -establish communication tools for clients and portfolio managers -improve CRM system
 .  ePresence Solution:
    -Develop and implement user interface and applications to leverage security and directory technology
    -Update client infrastructure
 .  Business Impact:
    -Fiduciary high net worth customers have personalized secure Web access to their accounts
    -Increased communications for clients and portfolio managers
    -Accelerated customer satisfaction tracking abilities
 .  Partner:
    -iPlanet



Slide 19:  Cingular Customer Profile
------------------------------------


 . Business Overview:
   -Wireless data and voice service provider
 . Business Goals:
   -Strengthen business relationships with clients and partners
   -Increase communications and streamline business processes
   -Make it easier to do business with Cingular using internet technology
 . ePresence Solution:
   -Develop a set of interconnecting portals that rely on reusable toolkits and business functionality
   -Implement new applications targeted at communications and transactions -Design a brand and navigational style that is consistent for all online messaging
 . Business Impact:
   -Personalized business interactions and increased communications with clients and partners
   -Automated business transactions and processes
   -Establish online identities
 . Partner:
   -Vignette


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SLIDE 20:  OUR PRIORITIES
-------------------------

 .  Leverage our leadership position in directory-based solutions to expand and win "Blue-Chip" accounts and accelerate revenue growth
 .  Enhance our service delivery capability
 .  Expand and leverage our industry leading partnerships
 .  Utilize substantial asset base to pursue strategic opportunities
 .  Build a predictable and profitable business


SLIDE 21: OPERATING HIGHLIGHTS
------------------------------

                                                      Q2'01        1st half '01
                                                    ---------      ------------
Revenues                                             $13.1M           $29.1M
Growth Yr/Yr                                          (10%)              9%

Gross Margin %                                         32%              33%

Cash Earnings                                        $(1.7)M(1)       $(2.8)M(1)
Cash Earnings per Share                              $(0.07)         $(0.11)

Billable Rate/Hour - 2001                            $145             $145
Billable Rate/Hour - 2000                            $133             $134

Utilization                                            63%              63%

Annualized Revenue/Billable EE                       $225K            $223K

Cash and Marketable Securities                       $65.0M(2)        $65.0M(2)
Switchboard Securities                               $31.0M(3)        $31.0M(3)

(1)   Excludes non-recurring items
(2)   Excludes Switchboard securities (Nasdaq: SWBD)
(3) Reflects equity method of accounting for the Company's 38% interest in Switchboard Incorporated. Market value of the holdings was $40 million as of 8/31/01.

SLIDE 22:
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Thank you